UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 25, 2017, the Board of Directors of Delta Air Lines, Inc. (“Delta”) elected Jeanne P. Jackson to Delta’s Board of Directors. The Board of Directors appointed Ms. Jackson to serve on the Board’s Audit Committee and Personnel & Compensation Committee. Ms. Jackson will be compensated for her service as a director on the same basis as other non-employee directors of Delta. Compensation for Delta’s non-employee directors is described in Delta’s Proxy Statement for its 2016 annual meeting of stockholders as filed with the SEC on April 29, 2016.

A copy of Delta’s press release announcing Ms. Jackson’s election to the Board of Directors is attached to this report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated January 25, 2017 titled “Delta Board of Directors Names Jeanne Jackson as Newest Member”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: January 25, 2017	Peter W. Carter Executive Vice President - Chief Legal Officer and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated January 25, 2017 titled “Delta Board of Directors Names Jeanne Jackson as Newest Member”

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